                                                                    EXHIBIT 10.4



                       CONTRIBUTION AND MERGER AGREEMENT


                                by and between


                  Property Capital Trust Limited Partnership

                                      and

                Framingham York Associates Limited Partnership

                                      and

                     Maryland Property Capital Trust, Inc.
          (solely for the purposes of Section 6.04 and Section 6.05)



                         Dated as of October 16, 1998

                               TABLE OF CONTENTS
                               -----------------

                                                                                 Page
ARTICLE 1.  THE MERGER........................................................... 1
     Section 1.01.  The Merger................................................... 1
     Section 1.02.  Exchange of Interests........................................ 1

ARTICLE 2.  PARTNERSHIP AGREEMENT................................................ 2

ARTICLE 3.  TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES...... 2
     Section 3.01.  Transfer, Conveyance and Assumption.......................... 2
     Section 3.02.  Further Assurances........................................... 2
     Section 3.03.  Closing...................................................... 2
     Section 3.04.  Documents to be Delivered at Closing......................... 2

ARTICLE 4.  REPRESENTATIONS AND WARRANTIES OF FYA................................ 3
     Section 4.01.  Existence and Power.......................................... 3
     Section 4.02.  Authorization................................................ 3
     Section 4.03.  Governmental Authorization................................... 3
     Section 4.04.  Consents and Approvals....................................... 4
     Section 4.05.  No Violation................................................. 4
     Section 4.06.  No Brokers................................................... 4
     Section 4.07.  Litigation................................................... 4
     Section 4.08.  No Other Agreements to Sell.................................. 4
     Section 4.09.  Non-Foreign Status........................................... 4

ARTICLE 5.  REPRESENTATIONS AND WARRANTIES OF PCT LP............................. 4
     Section 5.01.  Existence and Power.......................................... 5
     Section 5.02.  Authorization................................................ 5
     Section 5.03.  Governmental Authorization................................... 5
     Section 5.04.  Consents and Approvals....................................... 5
     Section 5.05.  No Violation................................................. 5
     Section 5.06.  No Brokers................................................... 5
     Section 5.07.  Litigation................................................... 5

ARTICLE 6.  COVENANTS............................................................ 5
     Section 6.01.  Conduct of the Business of FYA............................... 5
     Section 6.02.  Conduct of the Business of PCT LP............................ 6
     Section 6.03   No Solicitation.............................................. 7
     Section 6.04   Confidentiality.............................................. 7
     Section 6.05   Registration of Shares....................................... 7

ARTICLE 7.  CONDITIONS TO CLOSING................................................ 7
     Section 7.01.  Reincorporation Merger....................................... 7
     Section 7.02.  Consummation of the Investment Agreement..................... 7
     Section 7.03   Approval by Partners......................................... 7
     Section 7.04.  No Violations................................................ 7

                                      (i)

                                                                                  Page
                                                                                  ----
     Section 7.05.  Consents.....................................................   7
     Section 7.07.  Representations and Warranties...............................   8
     Section 7.08.  No Material Adverse Change...................................   8

ARTICLE 8.  TERMINATION..........................................................   8
     Section 8.01.  Termination..................................................   8
     Section 8.02.  Effect of Termination........................................   8

ARTICLE 9.  MISCELLANEOUS........................................................   8
     Section 9.01.  General Partner Authorization................................   8
     Section 9.02.  Survival of Representations and Warranties...................   8
     Section 9.03.  Amendments; No Waivers.......................................   8
     Section 9.04.  Integration..................................................   9
     Section 9.05.  Successors and Assigns.......................................   9
     Section 9.06.  Governing Law................................................   9
     Section 9.07.  Counterparts.................................................   9
     Section 9.08.  Third Party Beneficiary......................................   9
     Section 9.09.  Notices......................................................   9

     Addendum.................................................................... A-1


List of Exhibits
----------------

*  Exhibit A    Amended and Restated Agreement of Limited Partnership of the
                Surviving Partnership
   Exhibit B    Registration Rights Agreement

____________

* Filed as Exhibit 4.1 to the Registration Statement on form S-4 for Maryland Property Capital Trust, Inc. filed with the Securities and Exchange Commission on November 20, 1998.

                                     (ii)

                       CONTRIBUTION AND MERGER AGREEMENT

     This CONTRIBUTION AND MERGER AGREEMENT (including all exhibits, hereinafter referred to as this "Agreement") dated as of October 16, 1998 is made and
                     ---------
entered into by and among Property Capital Trust Limited Partnership, a Massachusetts limited partnership ("PCT LP"), Framingham York Associates Limited
                                    ------
Partnership, a Massachusetts limited partnership ("FYA") and, solely for the
                                                   ---
purposes of Section 6.04 and Section 6.05, Maryland Property Capital Trust, Inc., a Maryland corporation and the sole general partner of PCT LP ("PCT
                                                                      ---
Inc.").


                                   RECITALS

     A. PCT LP is a limited partnership of which PCT Inc. is the sole general partner and Michael A. Manzo, an individual, is the sole limited partner.

     B. PCT LP desires to acquire the properties and other assets, and to assume all of the liabilities and obligations, of FYA by means of a merger of PCT LP with and into FYA.

     C.   The Massachusetts Uniform Limited Partnership Act (the "Massachusetts
                                                                  -------------
ULPA") authorizes the merger of one or more Massachusetts limited partnerships
----
with and into a Massachusetts limited partnership.

     D. FYA and PCT LP now desire to provide the terms and conditions whereby they would merge (the "Merger"), following which Merger FYA shall be the
                       ------
surviving limited partnership.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:


                            ARTICLE 1.  THE MERGER

      Section 1.01.  The Merger.
                     ----------

          (a) On such date as the general partners of FYA (the "FYA General
                                                                -----------
Partners") and PCT, Inc., as the general partner of PCT LP (the "PCT LP General
--------                                                         --------------
Partner"), shall determine, after satisfaction or, to the extent permitted
-------
hereunder, waiver of all conditions to the Merger, PCT LP shall merge with and into FYA, which shall be the surviving limited partnership, and FYA shall file a certificate of merger (the "Certificate of Merger") with the Secretary of State
                            ---------------------
of the Commonwealth of Massachusetts and make all other filings or recordings required by Massachusetts law in connection with the Merger. The Merger shall become effective at such time as is specified in the Certificate of Merger (the "Effective Time").
 --------------

          (b) At the Effective Time, PCT LP shall be merged with and into FYA, whereupon the separate existence of PCT LP shall cease, and FYA shall be the surviving limited partnership of the Merger (the "Surviving Partnership") in
                                                  ---------------------
accordance with Section 16A of the Massachusetts ULPA.

      Section 1.02.  Exchange of Interests.
                     ---------------------

          (a) At the Effective Time, each limited partner of PCT LP shall receive, in exchange for such partner's interest in PCT LP, units of partnership interest ("Units") in the Surviving Partnership as set forth in the Second
           -----
Amended and Restated Limited Partnership Agreement of the Surviving Partnership (the "Partnership
      -----------

Agreement"), which is attached hereto as Exhibit A. Units shall be exchangeable,
---------                                ---------
pursuant to the terms of the Partnership Agreement, for shares (the "Shares") of
                                                                     ------
common stock, par value $.01 per share (the "Common Stock") of Property Capital
                                             ------------
Trust, Inc., a Maryland corporation and the surviving entity following the merger of Property Capital Trust, a Massachusetts business with and into Maryland Property Capital Trust, Inc., a Maryland Corporation ("New PCT").
                                                                -------

          (b) At the Effective Time, the sole general partner of PCT LP shall receive, in exchange for such partner's interest in PCT LP, Units as set forth in the Partnership Agreement.

          (c) At the Effective Time, each partner (as of immediately prior to the Effective Time) in FYA shall receive Units as set forth in the Partnership Agreement.

                       ARTICLE 2.  PARTNERSHIP AGREEMENT

     The partnership agreement of FYA in effect at the Effective Time shall be amended and restated in substantially the form attached hereto as Exhibit A
                                                                  ---------
which agreement shall be the partnership agreement of the Surviving Partnership unless and until amended in accordance with its terms and applicable law. The name of the Surviving Partnership shall be "Property Capital Trust Limited Partnership."

  ARTICLE 3.  TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

      Section 3.01.  Transfer, Conveyance and Assumption.  At the Effective
                     -----------------------------------
Time, FYA shall continue in existence as the Surviving Partnership, and, without further transfer, succeed to and possess all of the rights, privileges and powers of PCT LP, and all of the assets and property of whatever kind and character of PCT LP shall vest in FYA without further act or deed; thereafter, FYA, as the Surviving Partnership, shall be liable for all of the liabilities and obligations of PCT LP, and any claim or judgment against PCT LP may be enforced against FYA, as the Surviving Partnership, in accordance with the Massachusetts ULPA.

      Section 3.02.  Further Assurances.  If at any time FYA shall consider or
                     ------------------
be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in the Surviving Partnership the title to any property or right of PCT LP, or otherwise to carry out the provisions hereof, the proper representatives of PCT LP, including the general partner of the PCT LP as of the Effective Time, shall execute and deliver any and all proper deeds, assignments, and assurances and do all things necessary or proper to vest, perfect or convey title to such property or right in the Surviving Partnership, and otherwise to carry out the provisions hereof.

      Section 3.03.  Closing.  The closing (the "Closing") of the Merger
                     -------                     -------
contemplated by this Agreement shall occur immediately following the closing of the transactions contemplated by the Investment Agreement dated as June 18, 1998 and amended as of August 7, 1998 and as of the date hereof by and among FYA, PCT LP and PCT Inc. At or before such Closing, which shall be held at a place and time determined by FYA in its sole discretion, the PCT LP General Partner and/or the PCT Limited Partners (or their attorney(s)-in-fact) will execute all closing documents required by the FYA General Partners in accordance with Section 3.04 and deliver the same to a person designated by the PCT LP General Partner (such person, the "Closing Agent").
             -------------

      Section 3.04.  Documents to be Delivered at Closing.
                     ------------------------------------

          (a) At the Closing, the PCT LP General Partner on behalf of PCT LP shall execute, acknowledge where deemed desirable or necessary by the FYA General Partners, and deliver to the Closing Agent, in addition to any other documents mentioned elsewhere herein, the following:

          (i) If requested by the FYA General Partners, a certified copy of all appropriate corporate resolutions or partnership actions authorizing the execution, delivery and performance by PCT LP of this Agreement, all ancillary agreements, instruments or certificates, if any, and the documents required for the Closing.

          (ii) An affidavit establishing an exemption from the withholding requirements of the Foreign Investment in Real Property Tax Act ("FIRPTA"), as
                                                                  ------
amended. In the event the PCT fails to provide such an affidavit, FYA shall be entitled to withhold from the consideration otherwise payable and pay to the Internal Revenue Service the sums required to be withheld pursuant to FIRPTA (and the amount so withheld shall be paid by FYA to the Internal Revenue Service, in order for FYA to comply with the provisions of Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), or successor similar
                                                ----
legislation, as the same may be amended hereafter).

          (iii) Any other documents reasonably necessary to effectuate the transactions contemplated hereby, including the Merger. Such documents shall include, without limitation, filings with any applicable governmental jurisdiction in which FYA is required to file its partnership or limited liability company documentation.

     (b) At the Closing, FYA shall deliver to PCT LP, a certificate either (x) reaffirming the accuracy of all representations and warranties and the satisfaction of all covenants made by FYA herein, or (y) if such reaffirmation cannot be made, identifying those representations and warranties with respect to which circumstances have changed.

     (c) At the Closing, each of the limited partners of FYA shall, directly or through an Attorney-in-Fact, execute, acknowledge where deemed desirable or necessary by PCT LP, and deliver to the Closing Agent, in addition to any other documents mentioned elsewhere herein, an Addendum to Contribution and Merger Agreement in the form attached hereto.

     (d) At the Closing, PCT Inc. shall deliver the Registration Rights Agreement, as defined in Section 6.05.


               ARTICLE 4.  REPRESENTATIONS AND WARRANTIES OF FYA

     As a material inducement to PCT LP to enter into this Agreement and to consummate the transactions contemplated hereby, FYA hereby makes to PCT LP each of the representations and warranties set forth in this Article 4, which representations and warranties shall be true as of the date hereof and as of the Closing.

     Section 4.01.  Existence and Power.  FYA is a limited partnership duly
                    -------------------
formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

     Section 4.02.  Authorization.  The execution, delivery and performance by
                    -------------
FYA of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary partnership action, if any, including any consent or other action that is required of the limited partners of FYA (the "FYA Limited Partners") by the limited partnership
                              --------------------
agreement of FYA. Subject to (i) limitations under applicable law on rights to indemnification, (ii) the effects of any applicable bankruptcy, reorganization, moratorium or similar laws, and (iii) general principles of equity, this Agreement constitutes a valid, binding and enforceable agreement of FYA.

      Section 4.03.  Governmental Authorization.  To the actual knowledge of
                     --------------------------
Bruce A. Beal and Robert L. Beal as individual General Partners of FYA ("Seller's Knowledge"), the execution, delivery and performance by FYA of this
--------------------
Agreement and the consummation by it of the transactions contemplated hereby, require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than those obtained or made (or to be made) prior to the Closing.

      Section 4.04.  Consents and Approvals.  To Seller's Knowledge, no consent,
                     ----------------------
waiver, approval or authorization of any third party is required to be obtained by FYA in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby except any of the foregoing that shall have been satisfied prior to the Closing.

      Section 4.05.  No Violation.  To Seller's Knowledge, the execution,
                     ------------
delivery and performance by FYA of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) violate the limited partnership agreements of FYA, (ii) violate any provision of any law, rule or regulation applicable to FYA, (iii) constitute a breach of, or result in a default under, any existing material obligation of FYA under any provision of any material agreement, contract or other instrument to which FYA is a party or by which it or its property, if applicable, is bound, or (iv) constitute a violation of any court or administrative order, writ, judgment or decree that names FYA and is specifically directed to it or its property, if applicable.

      Section 4.06.  No Brokers.  FYA has not entered into, nor will it enter
                     ----------
into, any agreement, arrangement or understanding with any person or firm which will result in the obligation of the Surviving Partnership to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

      Section 4.07.  Litigation.  To Seller's Knowledge, there are no actions,
                     ----------
suits, arbitration, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, actual or proposed, pending or threatened in writing by or against FYA or either of the FYA General Partners which would materially and adversely affect FYA, the ownership or operation of its properties, or its ability to consummate the transactions contemplated hereby. To Seller's Knowledge, there is no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration against or affecting FYA, which in any such case would impair its ability to enter into and perform all of its obligations under this Agreement and the transactions contemplated hereby.

      Section 4.08.  No Other Agreements to Sell.  FYA has not made any
                     ---------------------------
agreement with, nor will it enter into any agreement with, and it does not have any obligation (absolute or contingent) to, any other person or firm to sell, transfer or in any way encumber any of its properties or assets or to enter into any agreement with respect to a sale, transfer or encumbrance of, or put or call right with respect to, any of its properties or assets.

      Section 4.09.  Non-Foreign Status.  FYA is not a foreign person, foreign
                     ------------------
corporation, foreign partnership, foreign limited liability company, foreign trust or foreign estate (as defined in the Code) and, therefore, is not subject to the provisions of the Code relating to the withholding of sales proceeds to foreign persons.


             ARTICLE 5.  REPRESENTATIONS AND WARRANTIES OF PCT LP

      As a material inducement to FYA to enter into this Agreement and to consummate the transactions contemplated hereby, PCT LP hereby makes to FYA each of the representations and warranties set forth in this Article 5, which representations and warranties shall be true as of the date hereof and as of the Closing.

      Section 5.01.  Existence and Power.  PCT LP is a limited partnership duly
                     -------------------
formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

      Section 5.02.  Authorization.  The execution, delivery and performance by
                     -------------
PCT LP of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary partnership action, if any, including any consent or other action that is required of the PCT LP Limited Partners. Subject to (i) limitations under applicable law on rights to indemnification, (ii) the effects of any applicable bankruptcy, reorganization, moratorium or similar laws, and (iii) general principles of equity, this Agreement constitutes a valid, binding and enforceable agreement of PCT LP.

      Section 5.03.  Governmental Authorization.  To the actual knowledge of
                     --------------------------
Bruce A. Beal, Robert L. Beal and Michael A. Manzo as officers and representatives of the PCT LP General Partner ("Acquiror's Knowledge"), the
                                                --------------------
execution, delivery and performance by PCT LP of this Agreement and the consummation by it of the transactions contemplated hereby, require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than those obtained or made (or to be made) prior to the Closing.

      Section 5.04.  Consents and Approvals.  To Acquiror's Knowledge, no
                     ----------------------
consent, waiver, approval or authorization of any third party is required to be obtained by PCT LP in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby except any of the foregoing that shall have been satisfied prior to the Closing.

      Section 5.05.  No Violation.  To Acquiror's Knowledge, the execution,
                     ------------
delivery and performance by PCT LP of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) violate the limited partnership agreements of PCT LP, (ii) violate any provision of any law, rule or regulation applicable to PCT LP, (iii) constitute a breach of, or result in a default under, any existing material obligation of PCT LP under any provision of any material agreement, contract or other instrument to which PCT LP is a party or by which it or its property, if applicable, is bound, or (iv) constitute a violation of any court or administrative order, writ, judgment or decree that names PCT LP and is specifically directed to it or its property, if applicable.

      Section 5.06.  No Brokers.  PCT LP has not entered into, nor will it enter
                     ----------
into, any agreement, arrangement or understanding with any person or firm which will result in an obligation to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

      Section 5.07.  Litigation.  To Acquiror's Knowledge, there are no actions,
                     ----------
suits, arbitration, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, actual or proposed, pending or threatened in writing by or against PCT LP or the PCT LP General Partner which would materially and adversely affect PCT LP, the ownership or operation of its properties, or its ability to consummate the transactions contemplated hereby. To Acquiror's Knowledge, there is no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration against or affecting PCT LP, which in any such case would impair its ability to enter into and perform all of its obligations under this Agreement and the transactions contemplated hereby.


                             ARTICLE 6.  COVENANTS

      Section 6.01.  Conduct of the Business of FYA. FYA covenants and agrees
                     ------------------------------
that between the Effective Date and the Closing Date, unless PCT LP has consented in writing to any other act or omission (such consent not to be unreasonably withheld, conditioned or delayed), FYA shall perform or observe the following with respect to the real property held by FYA:

          (a) FYA will operate and maintain its real property in the ordinary course of business and use all commercially reasonable efforts to preserve for the Surviving Partnership the relationships with tenants, suppliers, managers, employees and others having on-going relationships with such real property. FYA will not defer taking any actions or spending any of its funds (including, without limitation, the expenditures of funds consistent with past practice for capital improvements on those projects commenced prior to the Effective Date), or otherwise manage such property differently, due to the transactions contemplated by this Agreement.

          (b) FYA shall comply with all material terms, covenants and conditions of its management contracts and service contracts.

          (c) FYA shall not remove any personal property located in or on its real property, except as may be required for repair and replacement or discarded in the ordinary course of business. All replacements shall be free and clear of liens and encumbrances except to the extent the original personal property was so encumbered and shall be of quality at least equal to the replaced items.

          (d) FYA shall, upon request of the Surviving Partnership at any time after the Effective Date, assist the Surviving Partnership in its preparation of audited statements of income and expense and such other documentation as PCT LP may reasonably request, covering the period of FYA's ownership of its real property.

          (e) FYA will make all required payments within any applicable grace period under any indebtedness secured by a lien on its real property and will comply with all material terms, covenants and conditions under any such indebtedness. FYA will pay all other accounts payable, including trade debt, when due in accordance with its past business practices.

          (f) FYA shall not cause or permit its real property, or any interest therein, to be alienated, mortgaged, licensed, encumbered or otherwise be transferred, except as such real property is so encumbered as of the Effective Date.

          (g) FYA will maintain and keep in full force and effect the hazard, liability and casualty insurance it is currently maintaining with respect to its real property.

          (h) FYA shall promptly give PCT LP written notice of, and promptly deliver to PCT LP, a true and complete copy of any written notice FYA may receive, on or before the Closing Date, from any governmental authority concerning a violation of any applicable legal requirements pertaining to its real property.

          (i) From and after the Effective Date, FYA shall not enter discussions with, negotiate or contract with any other party for the sale of its real property or any equity interests in FYA.

     Section 6.02.  Conduct of the Business of PCT LP. PCT LP covenants and
                    ---------------------------------
agrees that between the Effective Date and the Closing Date, unless FYA has consented in writing to any other act or omission (such consent not to be unreasonably withheld, conditioned or delayed), PCT LP shall perform or observe the following:

          (a) PCT LP shall not merge or consolidate with any other person or entity or otherwise, except pursuant to this Agreement, amend its agreement of limited partnership.

          (b) PCT LP shall continue to qualify as a partnership for federal income tax purposes.

     Section 6.03   No Solicitation. FYA shall not directly or indirectly, enter
                    ---------------
into, solicit, initiate or continue any discussions or negotiations with, or encourage or respond to any inquiries or proposals by, or participate in any negotiations with, or provide any information to, or otherwise cooperate in any other way with, any person or entity other than PCT LP and its respective officers, directors and representatives, concerning any sale of all or a portion of FYA's assets, or any merger, consolidation, liquidation, dissolution or similar transaction involving FYA.

      Section 6.04     Confidentiality.  The parties shall ensure that all
                       ---------------
confidential information which each such party or any of its respective representatives may now possess or may hereafter create or obtain relating to the other party, the transactions contemplated hereby or the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the other party, shall not be published, disclosed or made accessible by any of them without the prior written consent of such other party; provided, however, that the restrictions of this sentence shall not apply: (i)
--------  -------
to the extent the disclosure may otherwise be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange or (ii) to the extent such information shall have otherwise become publicly available.

      Section 6.05     Registration of Shares.  PCT, Inc., the Surviving
                       ----------------------
Partnership and the limited partners of the Surviving Partnership shall enter into a registration rights agreement (the "Registration Rights Agreement"),
                                           -----------------------------
substantially in the form of Exhibit B, on or prior to the Closing Date.
                             ---------

                       ARTICLE 7.  CONDITIONS TO CLOSING

      The obligations of PCT LP and FYA to consummate the Merger are subject to the satisfaction of the following conditions as of the Effective Time:

      Section 7.01.     Reincorporation Merger.  The merger of Property Capital
                        ----------------------
Trust, a Massachusetts business trust ("Old PCT"), into PCT Inc., contemplated
                                        -------
by that certain Agreement and Plan of Merger dated as of June 18, 1998 and amended as of August 7, 1998 and as of the date hereof (the "Reincorporation
                                                             ---------------
Merger Agreement" and such merger (the "Reincorporation Merger") shall occur
----------------                        ----------------------
prior to the Closing.

      Section 7.02.     Consummation of the Investment Agreement.  The
                        ----------------------------------------
transactions contemplated by the Investment Agreement dated as of June 18, 1998 and amended as of August 7, 1998 and as of the date hereof by and among Old PCT, PCT Inc. and the Purchasers (as such term is defined therein) (the "Investment
                                                                    ----------
Agreement") shall have been consummated.
---------

      Section 7.03      Approval by Partners.  The partners of the PCT LP and
                        --------------------
FYA shall have approved this Agreement and the transactions contemplated hereunder, in each case as required by the terms of the partnership agreement of such partnership

      Section 7.04.     No Violations.  There shall have been no violations of
                        -------------
any provisions of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Merger.

      Section 7.05.     Consents.  All actions by or in respect of or filings
                        --------
with any governmental body, agency, official or authority required to permit the consummation of the Merger shall have been obtained.

      Section 7.07.     Representations and Warranties.  Each of the
                        ------------------------------
representations and warranties of FYA and PCT LP contained in Articles 4 and 5 shall be true and correct in all material respects and each of FYA and PCT LP shall have performed all of their respective obligations hereunder which by the terms hereof are to be performed on or before the Closing.

      Section 7.08.  No Material Adverse Change.  There shall have been no
                     --------------------------
material adverse change in the financial condition, prospects, properties, assets, liabilities, business or operations of FYA or PCT LP since the date hereof.


                            ARTICLE 8.  TERMINATION

      Section 8.01.  Termination.  This Agreement may be terminated and the
                     -----------
Merger may be abandoned at any time prior to the Effective Time:

          (a) by mutual written consent of the PCT LP General Partner, on behalf of PCT LP, and each of the FYA General Partners, on behalf of FYA;

          (b) by either the PCT General Partner, on behalf of PCT LP, or the FYA General Partners, on behalf of FYA, if there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited, or if any judgment, injunction, order or decree enjoining PCT LP or FYA from consummating the Merger is entered and such judgment, injunction, order or decree shall become final and nonappealable; or

          (c) if the Investment Agreement shall have been terminated in accordance with its terms.

      Section 8.02.  Effect of Termination.  If this Agreement is terminated
                     ---------------------
pursuant to Section 8.01, this Agreement shall become void and of no effect with no liability on the part of either party hereto.

                           ARTICLE 9.  MISCELLANEOUS

      Section 9.01.  General Partner Authorization.  The general partner of the
                     -----------------------------
Surviving Partnership shall be authorized, at such time in its sole discretion as it deems appropriate, to prepare, execute, acknowledge, verify, deliver, file and record, for and in the name of FYA and, to the extent necessary, the PCT LP General Partner, the limited partner of PCT LP, the FYA General Partners and the FYA Limited Partners, any and all documents and instruments including, without limitation, the Partnership Agreement and the Certificate of Merger and shall do and perform any and all acts required by applicable law which the general partner of the Surviving Partnership deems necessary or advisable, in order to effectuate the Merger.

      Section 9.02.  Survival of Representations and Warranties.  The
                     ------------------------------------------
representations and warranties made by FYA and PCT LP herein shall be deemed to have been relied upon by the PCT LP and FYA, respectively, shall survive the Closing and shall not merge in the performance hereof; provided, however, that such representations and warranties shall expire on the one (1) year anniversary of the Closing.

      Section 9.03.  Amendments; No Waivers.
                     ----------------------

          (a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed by the PCT LP General Partner, on behalf of PCT LP, and by the FYA General Partner, on behalf of FYA.

          (b) No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      Section 9.04.  Integration.  All prior or contemporaneous agreements,
                     -----------
contracts, promises, representations, and statements, if any, between FYA and PCT LP, or their representatives, are merged into this Agreement, and this Agreement shall constitute the entire understanding between FYA and PCT LP with respect to the subject matter hereof.

      Section 9.05.  Successors and Assigns.  The provisions of this Agreement
                     ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

      Section 9.06.  Governing Law. This Agreement shall be governed by and
                     -------------
construed in accordance with the domestic laws of The Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts.

      Section 9.07.  Counterparts. This Agreement may be executed in one or more
                     ------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

      Section 9.08.  Third Party Beneficiary.  No provision of this Agreement is
                     -----------------------
intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, affiliate, stockholder, partner, director, officer or employee of any party hereto or any other person or entity.

      Section 9.09.  Notices.  Any notice or demand that must or may be given
                     -------
under this Agreement or by law, to either FYA or PCT LP, shall, except as otherwise provided, be in writing and shall be deemed to have been given (i) when physically received by personal delivery (which shall include the confirmed receipt of a telecopied facsimile transmission), (ii) three business days after being deposited in the United States certified or registered mail, return receipt requested, postage prepaid, or (iii) one business day after being deposited with a nationally known commercial courier service providing next day delivery service (such as Federal Express); addressed and delivered or telecopied:

          c/o The Beal Companies
          177 Milk Street
          Boston, MA  02109-3410
          Fax:  (617) 451-1801
          Attn:  Bruce A. Beal

with a copy to:

          Goodwin, Procter & Hoar  LLP
          Exchange Place
          Boston, MA  02109
          Fax:  (617) 523-1231
          Attn:  David P. Ries, P.C.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

                              FRAMINGHAM YORK ASSOCIATES LIMITED PARTNERSHIP


                              By:  /s/ Bruce A. Beal
                                   --------------------------------------------
                                   Bruce A. Beal, as General Partner


                              By:  /s/ Robert L. Beal
                                   --------------------------------------------
                                   Robert L. Beal, as General Partner


                              PROPERTY CAPITAL TRUST, L.P.

                              By: Maryland Property Capital Trust, Inc., as sole General Partner



                              By:  /s/ Robert L. Beal
                                   --------------------------------------------
                                   Name:   Robert L. Beal
                                   Title:  Secretary


                                   /s/ Michael A. Manzo
                                   --------------------------------------------
                                   Michael A. Manzo, Sole Limited Partner


                              Solely for the purposes of Section 6.04 and 6.05:

                              MARYLAND PROPERTY CAPITAL TRUST, INC.


                              By:  /s/ Robert L. Beal
                                   --------------------------------------------
                                   Name:  Robert L. Beal
                                   Title: Secretary

                                   ADDENDUM
                     TO CONTRIBUTION AND MERGER AGREEMENT

          This ADDENDUM TO CONTRIBUTION AND MERGER AGREEMENT ("Addendum") is
                                                               --------
entered into as of ____ ____, 1998 by and among ________________________ (the
"Contributing Partner"), and Property Capital Trust Limited Partnership, a
---------------------
Massachusetts limited partnership ("PCT LP" or the "Acquiring Partnership").
                                    ------          ---------------------

          WHEREAS, the Acquiring Partnership and Framingham York Associates Limited Partnership, a Massachusetts limited partnership ("FYA") have entered
                                                           ---
into a Contribution and Merger Agreement dated October 7, 1998 (the "Agreement")
                                                                     ---------
pursuant to which the Acquiring Partnership has agreed to merge into FYA; and

          WHEREAS, the Contributing Partner is one of the partners of FYA and desires to enter into this Addendum for the purpose of consenting to and otherwise facilitating the consummation of the transactions contemplated by the Agreement.

          NOW, THEREFORE, in consideration of the foregoing, of the covenants, promises and undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. All capitalized terms contained herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

          2. By its signature hereto, the Contributing Partner hereby agrees to be bound by the terms and conditions of the Agreement with the same force and effect as if he, she or it were an original signatory thereto.

          3. In order to induce the Acquiring Partnership to enter into this Addendum and to perform its respective obligations hereunder and pursuant to the Agreement, the Contributing Partner hereby warrants and represents with respect to itself and with respect to FYA, the following:

               A.   Representations and Warranties of FYA. To the knowledge of
                    -------------------------------------
the Contributing Partner, all representations and warranties of FYA in Article 4 of the Agreement are true and correct in all material respects.

               B.   Title to Partnership Interest. The Contributing Partner owns
                    -----------------------------
beneficially and of record, free and clear of any voting agreement, option, charge, security interest, mortgage, deed of trust, encumbrance, rights of assignment or purchase rights (collectively "Encumbrances") its partnership
                                             ------------
interest in FYA.

               C.   No Agreements to Sell. The Contributing Partner has not made
                    ---------------------
any agreement with, and does not have any obligation (absolute or contingent) to, any other person or firm to sell, transfer or in any way encumber its partnership interest in FYA or to not sell such partnership interests, or to enter into any agreement with respect to a sale, transfer or encumbrance of, or put or call right with respect to, such partnership interest.

               D.   Legend. The Contributing Partner hereby acknowledges that
                    ------
the interests in the Surviving Partnership (the "Equity Securities") to be
                                                 -----------------
acquired by the Contributing Partner upon consummation of the Merger are being issued and sold in a transaction not involving any public offering within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and
                                                        --------------
that the Equity Securities have not been registered under the Securities Act. Without prejudice to the Contributing Partner's right at all times to sell or otherwise dispose of all or any part of the Equity Securities pursuant to an effective registration statement under the Securities Act or under an exemption from registration available under the Securities Act, the Contributing Partner hereby agrees not to offer, sell, transfer or otherwise dispose of any of the Equity Securities it is issued pursuant to the Contribution Agreement in the absence of registration unless the Contributing Partner delivers to the Company and the Surviving Partnership an opinion of a lawyer experienced in securities matters and reasonably satisfactory to the Surviving Partnership, in form and substance reasonably satisfactory to the Surviving Partnership, to the effect that the proposed sale, transfer or other disposition may be effected without registration under the Securities Act and under applicable state securities or "blue sky" laws. The Contributing Partner hereby further acknowledges that any certificate representing the Equity Securities shall bear a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT AND THE RULES AND REGULATIONS THEREUNDER AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY LAWS."

          E.   Accredited Investor; Investment Intent.  The Contributing Partner
               --------------------------------------
is an "accredited investor" as defined in Regulation D promulgated under the Securities Act. Any Equity Securities acquired by the Contributing Partner will be so acquired for the Contributing Partner's own account for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, in violation of the Securities Act or state securities or "blue sky", laws without prejudice to the Contributing Partner's right at all times (subject to the terms hereof and of the agreement of limited partnership of the Surviving Partnership) to sell or otherwise dispose of all or any part of the Equity Securities pursuant to an effective registration statement under the Securities Act or under an exemption from registration available under the Securities Act.

          F.   Transfers.  The Contributing Partner agrees that (i) for one (1)
               ---------
year from the Closing Date he, she or it will not, without the consent of the Surviving Partnership, offer, pledge, sell, contract to sell, grant any option for the sale of, seek the redemption of or otherwise transfer or dispose of, directly or indirectly, any Equity Securities (the "Lock-Up Period") and (ii)
                                                    --------------
after the Lock-Up Period he, she or it will only transfer the Equity Securities to persons or entities that make representations to the Transferee of the type set forth in Sections 3(r) and 3(s) hereof, and otherwise so as to cause no violation of applicable federal and state securities laws by the Surviving Partnership, and no transfer in contravention of such agreement shall be recognized by the Surviving Partnership.

          G.   Non-Foreign Status.  The Contributing Partner is not a foreign
               ------------------
person, foreign corporation, foreign partnership, foreign limited liability company, foreign trust or foreign estate (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) and, therefore, the Contributing Partner
                               ----
is not subject to the provisions of the Code relating to the withholding of sales proceeds to foreign persons.

     4.   Waiver of Rights; Consents with Respect to the Partnership Interest.
          -------------------------------------------------------------------

     The Contributing Partner acknowledges that the agreements contained in and the transactions contemplated by the Agreement and any actions taken by the FYA General Partner in contemplation of the transactions contemplated thereby may conflict with, and may not have been contemplated by (i) the limited partnership agreement and other organizational documents of FYA, or (ii) other agreements among the Contributing Partner and other holders of partnership interests in FYA. The Contributing Partner expressly gives all Consents (and any consents necessary to authorize the proper parties in interest to give all Consents) and Waivers necessary or desirable to facilitate any Conveyance Action relating to such entity (as each such capitalized term is hereinafter defined).

     As used herein, the term "Conveyance Action" means, with respect to FYA,
                               -----------------
(i) the conveyance or agreement to convey by any holder of an interest therein of its direct or indirect interest in such entity to the Surviving Partnership in connection with the transactions contemplated by the Agreement, or (ii) the entering into by any such holder of any agreement relating to (x) the transactions contemplated by the Agreement, including the Merger, (y) the direct or indirect acquisition by the Acquiring Partnership of any such direct or indirect interest, or (z) all other transactions relating thereto, or (iii) the taking by any such holder of any action necessary or desirable to facilitate any of the foregoing, including, without limitation, the following (provided that
                                                                --------
the same are taken in furtherance of the foregoing): any sale or distribution to any person of a direct or indirect interest in such entity, the entering into any agreement with any person that grants to such person the right to purchase a direct or indirect interest in such entity, and the giving of the Consents and Waivers contained in this Section 4 or consents or waivers similar thereto in form or purpose. As used herein, the term "Consents" means, with respect to
                                            --------
FYA, any consent necessary or desirable under the limited partnership agreement and other organizational documents of FYA or any other agreement among all or any of the holders of interests therein or any other agreement relating thereto or referred to therein (x) to permit any and all Conveyance Actions or to amend such organizational documents and/or other agreements so that no provision thereof prohibits, restricts, impairs or interferes with any Conveyance Action (such amendments to include, without limitation, the deletion of provisions which cause a default under such agreement if interests therein are transferred for cash or for property or in violation of notice, rights-of-first refusal or other provisions), (y) to admit any person as an additional or substitute partner upon the Acquiring partnership's acquisition of FYA and to adopt all such amendments as may be necessary or desirable to effect such admission, and
(z) to continue any entity following the transfer of interests therein to any other entity. As used herein, the term "Waivers" means, with respect to FYA, the
                                        -------
waiving of any and all rights that the Contributing Partner may have with respect to, and (to the extent possible) that any other person may have with respect to, or that may accrue to the Contributing Partner or other person upon the occurrence of, a Conveyance Action, including, but not limited to, the following rights: rights of notice, rights to response periods, rights to purchase the direct or indirect interests of another holder of or interests in such entity or to sell the Contributing Partner's or other person's direct or indirect interest therein to another holder of or interests in, rights to sell the Contributing Partner's or other person's direct or indirect interest therein at a price other than as provided herein, or rights to prohibit, limit, invalidate, otherwise restrict or impair any such Conveyance Action or to cause a termination or dissolution of such entity because of such Conveyance Action. The Waivers and Consents contained in this Section 4 shall terminate in the event of and upon the termination of the Agreement.

     5.   Power of Attorney.
          -----------------

     The Contributing Partner hereby irrevocably appoints Bruce A. Beal or Robert L. Beal or any substitute designated by such person or successor thereof from time to time (such persons or any such substitute or successor acting in the capacity of Attorney-in-Fact pursuant to this Section 5, the "Attorney-in-
                                                                  -----------
Fact"), as the true and lawful Attorney-in-Fact and agent of the Contributing
----
Partner, with the power to act in the name, place and stead of the Contributing Partner to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the documents to be executed in connection with the Closing, instruments relating to Conveyance Actions, limited partnership agreements of the Acquiring Partnership, any other documents relating to the acquisition by the Acquiring Partnership of FYA, and any consents and waivers given or contemplated by or in furtherance of this Addendum or the Agreement) and, in general, to do all things and to take all action which the Attorney-in-Fact in its sole discretion may consider necessary or proper in connection with or to carry out the transactions contemplated by this Addendum or the Agreement, and any other documents to be executed in connection with the Closing as fully as could the Contributing Partner if personally present and acting.

     The Power of Attorney granted by the Contributing Partner pursuant to this
Section 5 and all authority conferred hereby is granted and conferred subject to and in consideration of the interests of the Acquiring Partnership and is for the purpose of completing the transactions contemplated by the Agreement. The Power of Attorney granted by this Section 5 and all authority conferred hereby is coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of the Contributing Partner or by operation of law, whether by the death, disability, incapacity or liquidation of the Grantor or by the occurrence of any other event or events (including without limitation the termination of any trust or estate for which the Contributing Partner is acting as a fiduciary or fiduciaries), and if, after the execution hereof, the Contributing Partner shall die or become disabled or incapacitated or is liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by the Agreement, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, liquidation or other event or events had not occurred and regardless of notice thereof. The Contributing Partner acknowledges that the Attorney-in-Fact named in the first paragraph of this Section 5 have, and any substitute or successor thereof acting as Attorney-in-Fact may have, an economic interest in the transactions contemplated by the Agreement. The Contributing Partner agrees that, at the request of the Acquiring Partnership, it will promptly execute a separate Power of Attorney on the same terms set forth in this Section 5, such execution to be witnessed and notarized if so requested by an Attorney-in-Fact.

     It is understood that the Attorney-in-Fact assumes no responsibility or liability to any person by virtue of the Power of Attorney granted by the Contributing Partner hereby. The Attorney-in-Fact makes no representations with respect to and shall have no responsibility for the Merger and shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for his own gross negligence or willful misconduct. The Contributing Partner agrees to indemnify the Attorney-in-Fact for and to hold the Attorney-in-Fact harmless against any loss, claim, damage or liability incurred on his part arising out of or in connection with it acting as the Attorney-in-Fact under the Power of Attorney created by the Contributing Partner hereby, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the gross negligence or willful misconduct of the Attorney-in-Fact. The Contributing Partner agrees that an Attorney-in-Fact may consult with counsel of his own choice (who may be counsel for FYA or the Acquiring Partnership) and he shall have full and complete authorization and protection for any action taken or suffered by him hereunder in good faith and in accordance with the advice of such counsel.

     The Contributing Partner does hereby ratify and confirm all that the Attorney-in-Fact shall lawfully do or cause to be done by virtue of the exercise of the powers granted unto him by such Contributing Partner under this Section 5, and such Contributing Partner authorizes the reliance of third parties on this Power of Attorney and waives his, her or its rights, if any, as against any such third party for its reliance hereon.

     IN WITNESS WHEREOF, the parties have entered into this Addendum to the Contribution and Merger Agreement as of the date and year first written above.

                          [SIGNATURE BLOCKS TO COME]

               FORM OF AMENDED AND RESTATED AGREEMENT OF LIMITED
                   PARTNERSHIP OF THE SURVIVING PARTNERSHIP



     For a copy of the Form of Amended and Restated Agreement of Limited Partnership of the Surviving Partnership see Exhibit 4.1 to the Registration Statement on Form S-4 for Maryland Property Capital Trust, Inc. filed with the Securities and Exchange Commission on November 20, 1998

                                  Exhibit B to Contribution and Merger Agreement
                                  ----------------------------------------------

                                    FORM OF
                         REGISTRATION RIGHTS AGREEMENT
                  (Shares issued upon redemption of OP units)


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of
                                              ---------
____________, 1998 by and among Maryland Property Capital Trust, Inc., a Maryland corporation (the "Company"), and the Holders (as hereinafter defined).
                           -------

     This Agreement is made pursuant to a certain Contribution and Merger Agreement (the "Contribution Agreement") dated October __, 1998 by and among
                ----------------------
Property Capital Trust Limited Partnership, a Massachusetts limited partnership, and Framingham York Associates Limited Partnership, a Massachusetts limited partnership (the "Operating Partnership"), and, solely for purposes of Section
                  ---------------------
6.04 and Section 6.05 of the Contribution Agreement, the Company. Pursuant to the Contribution Agreement, the Operating Partnership, which shall have changed its name to "Property Capital Trust Limited Partnership," shall issue to the Holders on the date hereof (the "Closing Date") common units of limited
                                 ------------
partnership interest ("Units") in the Operating Partnership, which may be
                       -----
redeemed for shares of the Company's common stock, $.01 par value (the "Common
                                                                        ------
Stock"), upon the terms and provisions set forth in the Agreement of Limited
-----
Partnership for the Operating Partnership, as the same may be amended and restated from time to time (the "Partnership Agreement"). The execution of this
                                 ---------------------
Agreement is a condition to the closing of the transactions contemplated by the Contribution Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   CERTAIN DEFINITIONS.
     -------------------

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Holder" or "Holders" means any holder of outstanding Registrable
      ------      -------
Securities (i) who is identified on the signature pages attached hereto or (ii) a Person to which the registration rights provided for in this Agreement shall have been properly assigned or otherwise transferred in accordance with Section 13 hereof.

     "Person" means a natural person, partnership (whether general or limited),
      ------
trust, estate, association, corporation, limited liability company, unincorporated organization, custodian, nominee or any other individual or entity in its own or representative capacity.

     "Prospectus" means the prospectus included in a Registration Statement,
      ----------
including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

     "Registrable Shares" means shares of Common Stock issued or to be issued to
      ------------------
the Holder upon redemption of, or in exchange for, their Units in accordance with the Partnership Agreement, excluding (A) Common Stock for which a Registration Statement relating to the sale thereof shall have been declared effective under the Securities Act of 1933, as amended (the "Securities Act"),
                                                             --------------
and which have been disposed of under such Registration Statement, (B) Common Stock sold pursuant to Rule 144 (or any successor provision) under the

Securities Act or (C) Common Stock eligible for sale pursuant to Rule 144(k) (or any successor provision) under the Securities Act.

     "Registration Expenses" means any and all expenses incident to performance
      ---------------------
of or compliance with this Agreement, including, without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. ("NASD")
                                                                          ----
registration or filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum) and compliance with the rules of NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of the Registrable Shares on any securities exchange or exchanges pursuant to Section 3(i) hereof, and (v) the fees and disbursements of counsel for the Company and the independent public accountants of the Company, including the expenses of any special audit or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Shares by a selling Holder, the fees and disbursement of counsel representing the selling Holder, and stamp, transfer, sales and similar taxes, if any, relating to the sale or disposition of Registrable Shares by a selling Holder, all of which shall be borne by such Holder in all cases.

     "Registration Statement" means any registration statement of the Company
      ----------------------
which covers the issuance or resale, as applicable, of any Registrable Shares on an appropriate form under Rule 415 promulgated under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

2.   REGISTRATION.
     ------------

     (a) Demand Registration. (i) Subject to the conditions set forth in this
         -------------------
Agreement, after the later to occur of (i) the 30th day following the date on which the Company becomes eligible to file a Registration Statement on Form S-3 or a similar "short form" registration statement or (ii) the first anniversary of the date hereof, while Registrable Shares or the Units issued on the Closing Date are outstanding, any Holder or Holders of at least one-quarter ( 1/4) of the Units issued on the Closing Date may request, in connection with the redemption of such Units for Common Stock pursuant to and in accordance with the Partnership Agreement, that the Company cause to be filed a Registration Statement providing for the sale by such Holders of all or part of such Holders' Registrable Shares in the manner specified in such request, including an underwritten offering in accordance with the terms hereof (each a "Demand
                                                                   ------
Registration"). Within ten (10) days after receipt of a request for a Demand
------------
Registration, the Company shall promptly give written notice of such proposed registration to all other Holders. Such Holders shall have the right, by giving written notice to the Company within fifteen (15) days after such notice referred to in the preceding sentence has been given by the Company to elect to have included in the Registration Statement pursuant to a Demand Registration such of their Registrable Shares as each Holder may request in such notice of election. Thereupon, the Company shall use all commercially reasonable efforts to cause such Registration Statement to be declared effective by the Securities and Exchange Commission (the "SEC") for all Registrable Shares which the Company
                              ---
has been requested to register no later than ninety (90) days following the expiration of such fifteen (15) day period. The Company agrees to use all commercially reasonable efforts to keep the Registration Statement pursuant to a Demand Registration continuously effective until the earliest of (a) the date on which the Holders no longer hold any Registrable Shares registered under such Registration Statement, (b) the date on which the Registrable Shares are eligible for sale by the Holders pursuant to Rule 144(k) (or any successor provision) promulgated under the Securities Act or (c) the date which is six (6) months from the effective date of such Registration Statement; provided, however, that such six
(6) month period shall be tolled during the period the Holders' disposition of Registrable Shares pursuant to a Demand Registration is suspended because of an event described in Section 3(b). The Company shall not be obligated under this
Section 2(b): (i) to effect more than one Demand Registration in any twelve-month period, (ii) to effect more than three Demand Registrations, in the aggregate, on behalf of the Holders.

     (ii) If the method of disposition specified by the Holder or Holders requesting a Demand Registration shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of such Holder or Holders which approval shall not be unreasonably withheld, delayed or conditioned and shall, in connection therewith, (i) enter into agreements customary in connection therewith (including an underwriting agreement in customary form) and reasonably acceptable to the Company, (ii) promptly make available to the Holder or Holders all financial and other records as shall be reasonably necessary to enable them to exercise their due diligence responsibilities, (iii) furnish to each Holder and each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter of (A) an opinion or opinions of counsel to the Company and (B) a cold comfort letter or letters from the Company's independent public accountants and (iv) incorporate in a Prospectus supplement or post effective amendment such information as such managing underwriter or underwriters requests. If the managing underwriters advise the Company in writing that in their opinion the number of Registrable Shares requested to be included in such offering exceeds the maximum number which can be included in such offering (1) at a price reasonably related to the then current market value of the Company's Common Stock or (2) without adversely affecting the marketability of the offering (the "Maximum Number"), then the
                                                  --------------
Company will limit the number of Registrable Shares included in such offering to the Maximum Number, and the Registrable Shares offered shall be selected in the following order of priority (A) first, the Registrable Shares, if any, to be offered for the account of the Holders (including the Holder or Holders making the Demand Registration); provided, however, that such number of Registrable
                          --------  -------
Shares shall be reduced pro-rata on the basis of relative number of any Registrable Shares requested by each such Holder to be included in such registration to the extent necessary to reduce the total number of securities of the Holders offered to the Maximum Amount and (B) second, the securities the Company proposes to sell pursuant to Section 7.

     (b) Registration Statement Covering Issuance of Common Stock.  In lieu of
         --------------------------------------------------------
the registration rights set forth in Section 2(a) above, the Company may, in its sole discretion, prior to the first date upon which the Units held by the Holders may be redeemed pursuant to the Partnership Agreement (or such other date as may be required under applicable provisions of the Securities Act) file a Registration Statement relating to the issuance to Holders of shares of Common Stock upon the redemption or in exchange for their Units. Thereupon, the Company shall use all commercially reasonable efforts to cause such Registration Statement to be declared effective by the SEC for all shares of Common Stock covered thereby. The Company agrees to use all commercially reasonable efforts to keep such Registration Statement continuously effective until the earlier to occur of (i) the date which is the 10th anniversary of the date hereof and (ii) date on which each Holder has redeemed or exchanged all of such Holder's Units for Common Stock. In the event that the Company is unable to cause such Registration Statement to be declared effective by the SEC or is unable to keep such Registration Statement effective until the earlier of the dates specified in clause (i) and (ii) in the immediately preceding sentence, then the rights of each Holder set forth in Sections 2(a) and (b) above shall be restored.

     (c) Notwithstanding any thing to the contrary set forth herein, no Holder shall have any rights under this Section 2 to request the Company, and the Company shall have no obligation, to use all commercially reasonable efforts to cause a Registration Statement to be declared effective by the SEC at any time after the Common Stock issued to such Holder is (A) sold pursuant to Rule 144 (or any successor provision) under the Securities Act or (B) is eligible for sale pursuant to Rule 144(K) or any successor provision under the Securities Act.

     (d) If after a Demand Registration Statement has been declared effective, the offering of Registrable Shares pursuant to such Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Demand Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Shares pursuant to such Demand Registration Statement may legally resume.

     (e) In the event that the Company shall default in its obligation to file a Registration Statement within the time period specified in Section 2(a) other than as a result of any act or omission of a Holder and a Holder shall be required to undertake any steps to cause the Company to comply with this Agreement with respect thereto following such default, the Company shall promptly reimburse such Holder for all reasonable out-of-pocket costs (including, without limitation, all reasonable attorneys' fees and expenses) incurred by such Holder in connection with the enforcement of the Company's obligation to so file (including the reasonable out-of-pocket costs of legal and other professional advice preparatory to such enforcement).

3.   REGISTRATION PROCEDURE.
     ----------------------

     Whenever required under Section 2 to use all commercially reasonable efforts to effect the registration of any Registrable Shares, the Company shall, to the extent applicable:

     (a) subject to the last five sentences of Section 3(b), prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and use all commercially reasonable efforts to cause such Registration Statement to become and remain effective for the applicable period as provided in Section 2.

     (b) subject to the last five sentences of this Section 3(b), prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares throughout the applicable period. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in the previous sentence, in Section 3(a), 3(d) or Section 3(g) to the extent that (i) in the reasonable opinion of the Company (A) securities laws applicable to such sale would require the Company to disclose material non-public information ("Non-Public Information") and (B) the
                                  ---------- -----------
disclosure of such Non-Public Information would materially adversely affect the Company; (ii) such sale would occur during the measurement period for determining the amount of Common Stock in connection with the acquisition of a business or assets by the Company (the "Measurement Period"); or (iii) the
                                        ------------------
Company is contemplating an underwritten or non-underwritten public offering of its securities and in the reasonable opinion of the underwriters (or the Company, in the case of a non-underwritten public offering) such sale would interfere materially with such public offering by the Company (a "Financing
                                                                  ---------
Period"); and in the event of (i), (ii) or (iii) the Company simultaneously
------
delivers written notice to the Holders to the effect that the Holders may not make offers or sales under the applicable Registration Statement for a period not to exceed sixty (60) days from the date of such notice; provided, however,
                                                            --------  -------
that the Company may only deliver two such notices within any twelve-month period and shall not deliver such notices consecutively in any twelve-month period. In the event the sale by the Holders is suspended because of the existence of Non-Public Information, the Company will notify the Holders promptly upon such Non-Public Information being included by the Company in a filing with the SEC, being otherwise disclosed to the public (other than through the action of any Holder), or ceasing to be material to the Company, and upon such notice being given by the Company, the Holders shall again, subject to the last paragraph of this Section 3, be entitled to sell Registrable Shares as provided herein. In the event the sale by the Holders is suspended because it is proposed to be made during the Measurement Period or the Financing Period, as applicable, the Company shall specify, in notifying the Holders of the suspension of the sale, when the Measurement Period or Financing Period, as applicable, will end, at which time the Holders shall again, subject to the last paragraph of this Section 3, be entitled to sell Registrable Shares as provided herein. If the Measurement Period or the Financing Period, as applicable, is thereafter changed (but in no event to a date after the applicable sixty (60) day period), the Company will promptly notify the Holders of such change and upon the end of the Measurement Period or Financing Period as so changed, the Holders shall again, subject to the last paragraph of this Section 3, be entitled to sell Registrable Shares as provided herein. If an agreement to which such Measurement Period or Financing Period, as applicable, relates is terminated prior to the end of the Measurement Period or Financing Period, as applicable, the suspension period hereunder shall end immediately and the Company shall promptly notify the Holders of the end of the suspension period.

     (c) furnish to the Holders such numbers of copies of the Registration Statement and Prospectus included therein in conformity with the requirements of the Securities Act and such other documents and information as they may reasonably request.

     (d) use all commercially reasonable efforts to register or qualify, and maintain the registration and qualification of, the Registrable Shares covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions within the United States and its territories as shall be reasonably appropriate for the distribution of the Registrable Shares covered by a Registration Statement; provided, however, that the Company shall not be
                          --------  -------
required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so; and provided further, that the Company shall not be
                           -------- -------
required to subject itself to taxation in any jurisdiction or to qualify such Registrable Shares in any jurisdiction in which the securities regulatory authority requires that any Holder submit any of its Registrable Shares to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Shares in such jurisdiction unless such Holder agrees to do so.

     (e) promptly notify each Holder for whom Registrable Shares are covered by the applicable Registration Statement, and confirm in writing (i) when the Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Prospectus contained in such Registration Statement has been filed with the SEC, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, or the suspension of any qualification under "blue sky" laws, (iv) at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of an event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

     (f) use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

     (g) subject to the last five sentences of Section 3(b), upon the occurrence of any event contemplated by clause (iv) of Section 3(e), use all commercially reasonable efforts promptly to prepare and file an amendment or a supplement to the Prospectus contained in the applicable Registration Statement or any document incorporated in such Prospectus by reference or prepare, file and obtain effectiveness of a post-effective amendment to such Registration Statement, or file any other required document, in any case to the extent necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

     (h) otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC.

     (i) use all commercially reasonable efforts to list the Registrable Shares covered by a Registration Statement with any securities exchange on which the Common Stock of the Company is then listed.

     (j) If the Company shall hereafter enter into any registration rights or similar agreement which grants any holder of Common Stock liquidated damages or similar penalties for failure of the Company to file a registration statement and/or cause a registration statement to become or remain effective with respect to such Common Stock, the Holders hereunder shall be entitle to comparable and proportionate rights and penalties (taking into account the relative number of shares of Common Stock) with respect to Registrable Shares then outstanding hereunder.

     In connection with and as a condition to the Company's obligations with respect to any Registration Statements required to be filed pursuant to Section 2 and this Section 3, each Holder agrees that (i) it will not offer or sell its Registrable Shares under any Registration Statement until it has received copies of the Prospectus as then supplemented or amended as contemplated by Section 3(c) and receives notice from the Company that the Registration Statement and any post-effective amendment thereto have become effective as contemplated in
Section 3(e), (ii) upon receipt of any notice from the Company contemplated by
Section 3(e)(iii), such Holder will forthwith discontinue disposition of the Registrable Shares pursuant to the applicable Registration Statement until the Company obtains the withdrawal of any order suspending the effectiveness of such Registration Statement, (iii) upon receipt of any notice from the Company contemplated by Section 3(b), such Holder will forthwith discontinue disposition of the Registrable Shares pursuant to the applicable Registration Statement until (a) the expiration of the Measurement Period or Financing Period, as applicable, or the receipt of a notice from the Company that the Non-Public Information has been included in a filing with the SEC or has otherwise been disclosed to the public or has ceased to be material to the Company as provided in Section 3(b) and (b) if applicable, the Holder receives copies of the supplemented or amended Prospectus contemplated by Section 3(g) and receives notice that any post-effective amendment has become effective, and (iv) upon receipt of any notice from the Company contemplated by Section 3(e)(iv) (in respect of the occurrence of an event contemplated therein), such Holder will forthwith discontinue disposition of the Registrable Shares pursuant to the applicable Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by Section 3(g) and receives notice that any post-effective amendment has become effective, and in the case of clause (iii) and (iv) of this paragraph, if so directed by the Company, such Holder will deliver to the Company all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

4.   EXPENSES.
     --------

     The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement, except that each Holder shall be responsible for any brokerage or underwriting commissions relating and taxes of any kind (including, without limitation, stamp, transfer, sales and similar taxes) with respect to the sale, disposition or transfer of Registrable Shares sold by it and for any legal, accounting and other expenses incurred by it.

5.   INDEMNIFICATION BY THE COMPANY.
     ------------------------------

     (a) The Company agrees to indemnify each of the Holders, their respective officers, directors, employees, agents, representatives and affiliates, each other Person who participates as an underwriter in the offer or sale of Registrable Shares, and each Person, if any, that controls a Holder or any such underwriter within the meaning of the Securities Act against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, (or actions or proceeding in respect thereof) costs or expenses arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement on the effective date thereof or any Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however,
                                                          --------  -------
that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, provided
                                                                   --------
further that the Company shall not be liable to any Holder, such Holder's
-------
directors, officers, employees, agents, representatives and affiliates or participating or controlling Person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such Holder, such Holder's directors, officers, employees, agents, representatives and affiliates or participating or controlling Person or (ii) such Holder's, such Holder's directors', officers', employees', agents', representatives' and affiliates' or participating or controlling Person's failure to send or give a copy of the final Prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the Person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. The obligations of the Company under this Section 5 shall survive the completion of any offering of Registrable Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

     (b) Each Holder requesting or joining in any Registration Statement severally and not jointly shall indemnify and hold harmless the Company, each of its directors, officers, employees, agents, representatives and affiliates, each Person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), to which the Company or any such director, officer, employee, agent, representative, affiliate, controlling Person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) costs, or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement or any Prospectus contained therein or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, (i) that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary or final prospectus, summary prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder for use in connection with such Registration Statement or the Prospectus contained therein or (ii) such Holder's failure to send or give a copy of the final prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the Person claiming an untrue statement or alleged untrue statement or omission if such statement or omission was corrected in the final prospectus; provided, however, that the
                                                --------  -------
indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder.

     (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its
--------  -------
own counsel, with all fees and expenses thereof to be paid by such indemnified party, and to be apprised of all progress in any proceeding the defense of which has been assumed by the indemnifying party; and provided further, that in the
                                                -------- -------
event of a conflict of interest between an indemnifying party and an indemnified party, an indemnified party shall have the right to retain its own counsel, with all fees and expenses thereof to be paid by the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if and to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5. An indemnifying party shall be entitled to compromise or settle such action, without the consent of an indemnified party if such compromise or settlement shall dismiss the action without prejudice and shall consist solely of monetary payments and such indemnifying party shall make such payments, or with the consent of an indemnified party in all other cases. An indemnified party shall not compromise or settle any action without the consent of an indemnifying party.

     (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6.   FURNISH INFORMATION: DELIVERY OF PROSPECTUS.
     -------------------------------------------

     (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding themselves, the Registrable Shares held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

     (b) Each of the Holders hereby agrees to deliver or cause delivery of the Prospectus contained in the applicable Registration Statement to any purchaser of the shares covered by the Registration Statement from the Holder.

7.   ADDITIONAL SHARES.  The Company, at its option, may register, under any
     -----------------
Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other shareholder or shareholders of the Company.

8.   UNDERWRITING REQUIREMENTS. In connection with any underwritten offering,
     -------------------------
the Company shall not be required under Section 2(c) to include Registrable Shares in such underwritten offering unless the Holders of such Registrable Shares accept the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company.

9.   NO OTHER OBLIGATION TO REGISTER. Except as otherwise expressly provided in
     -------------------------------
this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.

10.  RULE 144 SALES.  The Company covenants that it will use all commercially
     --------------
reasonable efforts to timely file the reports required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, so as to enable the Holders to sell Registrable Shares pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by a Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as such Holder may reasonably request at least ten (10) business days prior to any sale of the Registrable Shares.

11.  AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the
     ----------------------
provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Holders of a majority of the outstanding Registrable Shares (treating for the purpose of such computation the Holders of Units as the Holders of Registrable Shares issuable upon exchange of such Units). Notice of any such amendment, modification, supplement, waiver or consent adopted in accordance with this Section 11 shall be provided by the Company to each Holder of Registrable Shares or Units at least thirty (30) days prior to the effective date of such amendment, modification, supplement, waiver or consent.

12.  NOTICES. All notices and other communications provided for or permitted
     -------
hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to a Holder, at such Holder's registered address appearing on the share register of the Company or the Unit register of the Operating Partnership or (ii) if to the Company, at 177 Milk Street, Boston, Massachusetts 02109, with a copy to:
Goodwin, Procter & Hoar  LLP, Exchange Place, Boston, Massachusetts  02109,
Attention:  David P. Ries, P.C.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

13.  TRANSFER OF REGISTRATION RIGHTS.  Except as otherwise provided herein, the
     -------------------------------
rights to cause the Company to register the securities granted by the Company under Section 2 may be assigned or otherwise conveyed to a transferee, assignee or successor of Registrable Securities, who shall be considered a "Holder" for purposes of this Agreement; provided that (i) in the case of transfers of Units, such transfer is in accordance with the provisions of the Partnership Agreement,
(ii) such transfer is effected in accordance with applicable federal and state securities laws, and (iii) the Company is given written notice by such Holder of said transfer, stating the name and address of said transferee, assignee or successor and identifying the securities with respect to which such registration rights are being assigned.

14.  SUCCESSORS AND ASSIGNS.  This Agreement shall inure to the benefit of and
     ----------------------
be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Shares, in any manner, whether by operation of law or otherwise, such Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly provided in this Agreement.

15.  COUNTERPARTS. This Agreement may be executed in any number of counterparts
     ------------
and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

16.  GOVERNING LAW.  This Agreement shall be governed by and construed in
     -------------
accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed wholly within said State.

17.  SEVERABILITY.  In the event that any one or more of the provisions
     ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

18.  ENTIRE AGREEMENT.  This Agreement is intended by the parties as a final
     ----------------
expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                         COMPANY:

                         MARYLAND PROPERTY CAPITAL TRUST, INC.


                         By:_________________________________
                              Bruce A. Beal, President

                         HOLDERS:

                              [SIGNATURE BLOCKS TO COME]